EXHIBIT 32.1

                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER

I, Vera Vechera; Chief Executive Officer and Chief Financial Officer of Midex Gold Corp. (the "Registrant"), do hereby certify pursuant to Rule 15d-l4(b) of the Securities and Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code that:

     (1) the Registrant's Annual Report on Form 10-K of the Registrant for the fiscal year ended March 31, 2009 (the "Report"), to which this statement is filed as an exhibit, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Dated: June 26, 2009                         By: /s/ Vera Vechera
                                                --------------------------------
                                                Vera Vechera
                                                Chief Executive Officer
                                                Chief Financial Officer